                                   EXHIBIT 21

                        FIFTH THIRD BANCORP SUBSIDIARIES

                             As of December 31, 2002

                                                                                      Jurisdiction
                                                                                           of
      Name                                                                            Incorporation
      ----                                                                            -------------
Fifth Third Capital Trust I                                                              Delaware

Fifth Third Financial Corporation                                                        Ohio

      Fifth Third Bank                                                                   Ohio

               The Fifth Third Company                                                   Ohio

               The Fifth Third Leasing Company                                           Ohio

                   The Fifth Third Auto Leasing Trust                                    Delaware

                   Fifth Third Foreign Lease Management, LLC                             Delaware

               Fifth Third Processing Solutions, Inc.                                    Ohio

               Fifth Third International Company                                         Kentucky

                   Fifth Third Trade Services Limited                                    Hong Kong

               Fifth Third Real Estate Capital Markets Company                           Ohio

               Fifth Third Holdings, LLC                                                 Delaware

               Fifth Third Mortgage Insurance Reinsurance Company                        Vermont

               Fifth Third Mortgage Company                                              Ohio

                   Fifth Third Real Estate Investment Trust, Inc.                        Maryland

               Fifth Third Securities, Inc.                                              Ohio

               Fifth Third Asset Management, Inc.                                        Ohio

               Fifth Third Insurance Agency, Inc.                                        Ohio

      Fifth Third Bank, Kentucky, Inc.                                                   Kentucky

      Fifth Third Bank, Northern Kentucky, Inc.                                          Kentucky

      Fifth Third Bank, Indiana                                                          Indiana

               Community Financial Services, Inc.                                        Indiana

                   Pedcor Investments 1994 XXLP                                          Indiana

      Fifth Third Bank, Florida                                                          Florida

                                   EXHIBIT 21

                        FIFTH THIRD BANCORP SUBSIDIARIES

                             As of December 31, 2002

Fifth Third Reinsurance Company, LTD                                        Turks and Caicos Islands

Fifth Third Community Development Corporation                                        Indiana

Fifth Third Investment Company                                                       Ohio

Fountain Square Life Reinsurance Company, Ltd.                              Turks and Caicos Islands

Heartland Capital Management, Inc.                                                   Indiana

Old Kent Capital Trust I                                                             Delaware

Old Kent Financial Life Insurance Company                                            Arizona

Fifth Third Bank (Michigan)                                                          Michigan

         Old Kent Investment Corporation                                             Nevada

         Home Equity of America, Inc.                                                Ohio

         GNB Management, LLC                                                         Delaware

            GNB Realty, LLC                                                          Delaware

         Old Kent Hong Kong, LLC                                                     Michigan

            Old Kent Trade Services, Ltd.                                            Hong Kong

         Old Kent Mortgage Services, Inc.                                            Michigan

            Fifth Third Mortgage - MI, LLC                                           Delaware